EXHIBIT 99


                           [MBT FINANCIAL CORP. LOGO]

                   MBT FINANCIAL CORP. REPORTS 2005 FULL YEAR
                           AND FOURTH QUARTER EARNINGS

MONROE, MICH., January 12, 2006 - MBT Financial Corp., (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, reported fourth quarter net income of $5.64 million, an increase of 3.6% from the $5.442 million reported for the fourth quarter of 2004. Diluted earnings per share increased 3.2% from $0.31 to $0.32. Net Interest Income for the quarter declined from $13.5 million to $12.7 million even though the average earning assets increased 4.7% as the fully taxable equivalent net interest margin declined from 3.85% to 3.45%.

Net Income for the year ending December 31, 2005 was $18.5 million, a decrease of 18.3% from the $22.6 million reported in 2004. The decrease in annual earnings was the result of credit related charges in the third quarter of 2005 as well as a decline in the net interest margin. Diluted earnings per share decreased 17.8% from $1.29 to $1.06.

H. Douglas Chaffin, President and CEO, commented, "Although the current interest rate environment continues to challenge our net interest income, non-interest income increased by 8.7%, net of securities gains. In addition, non-interest expenses declined by 9.8%. As a result our Efficiency Ratio improved from 47.47% in the fourth quarter of 2004 to 45.10% in the fourth quarter of 2005."

Mr. Chaffin further commented on the Bank's continuing progress at improving asset quality. "Annualized Net Charge-offs decreased to 0.22% of average loans this quarter, compared to 0.87% in the fourth quarter of 2004 and 1.70% last quarter. Although non-performing assets (NPAs) only decreased $135,000 during the last quarter, NPAs decreased to 1.61% of total assets at December 31, 2005, down from 2.57% at December 31, 2004, and 1.65% at September 30, 2005. The Allowance for Loan Losses was $12.9 million, or 1.30% of total loans at December 31, 2005.

"The interest rate environment continued to challenge us in the fourth quarter. The net interest margin decreased compared to last quarter as the flattening of the yield curve worsened. We are pleased with the increase in non interest income, our expense control, and the reduction of non-performing assets. We continue to seek ways to expand our service area geographically, as well as enhancing our services within existing markets. Recently we announced our intent to build a new branch office on the west side of Dundee and we installed an ATM in the new Global Engine Manufacturing Alliance plant in Dundee. Combined with our existing branch on the east side of Dundee, these additions will enhance our ability to serve the fastest growing community in our market."

Total revenue, comprised of net interest income and non-interest income, was $16.3 million in the fourth quarter of 2005, a decrease of 5.2% compared to the same period of 2004. Mr. Chaffin noted, "Interest rate risk management is a crucial component of our strategy. Our cost of funds continued to increase faster than the yield on our assets, resulting in a decrease in our net interest margin. We do not anticipate a significant improvement in the interest rate environment in 2006, and our strategies with our balance sheet structure and pricing are designed to prevent further decline in the margin."

Total assets were $1.64 billion at December 31, 2005, an increase of 5.6% from a year earlier. Loans grew $43.4 million, or 4.6% over the year, funded by deposit growth of $84.0 million, or 7.6% over the same period.

Shareholders' equity at December 31, 2005 was $152.1 million, a twelve-month decrease of 2.1%. Average equity to assets for the fourth quarter was 9.54% and total shares outstanding at quarter end were 17,197,116. Mr. Chaffin concluded,

"Although we are not satisfied with the fourth quarter performance, we believe that our improvements in non-interest income and expenses will help us through this period of challenging economic and interest rate conditions."

CONFERENCE CALL
MBT Financial Corp. will hold a conference call to discuss fourth quarter results on Friday, January 13, at 10:00 a.m. Eastern Time. The call will be webcast and can be accessed at the Investor Relations/Corporate Profile page of MBT Financial Corp.'s web site www.mbandt.com. The call can also be accessed by calling (877) 407-8031. The event will be archived on the Company's web site and available for three months following the call.

ABOUT THE COMPANY
MBT Financial Corp., a single bank holding company headquartered in Monroe, Michigan is the parent company of Monroe Bank & Trust (MBT). Founded in 1858, MBT is one of the largest community banks in Southeast Michigan, with more than $1.6 billion in assets. MBT is a full service bank offering personal and business accounts and complete credit options, and MBT's Wealth Management Group is one of the areas largest. With 26 offices, 38 ATMs, PhoneLink telephone banking and eLink online banking, MBT prides itself on an incomparable level of service and access for its customers. Visit MBT's web site at http://www.mbandt.com.

FORWARD-LOOKING STATEMENTS
Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Company's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Corporation undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.



FOR FURTHER INFORMATION:
H. Douglas Chaffin         John L. Skibski             Herbert J. Lock
Chief Executive Officer    Chief Financial Officer     Investor Relations
(734) 384-8123             (734) 242-1879              (734) 242-2603
doug.chaffin@mbandt.com    john.skibski@mbandt.com     herb.lock@mbandt.com

                               MBT FINANCIAL CORP.
                  CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED
--------------------------------------------------------------------------------




                                                                              QUARTERLY
                                               -----------------------------------------------------------------------
                                                  2005           2005           2005           2005           2004
(dollars in thousands except per share data)     4TH QTR        3RD QTR        2ND QTR        1ST QTR        4TH QTR
                                               -----------    -----------    -----------    -----------    -----------

EARNINGS
    Net interest income                        $    12,686    $    13,113    $    12,691    $    12,622    $    13,454
    FTE Net interest income                    $    13,243    $    13,659    $    13,253    $    13,185    $    14,079
    Provision for loan and lease losses        $       866    $     4,100    $       600    $       600    $       691
    Non-interest income                        $     3,656    $     3,683    $     3,664    $     3,446    $     3,793
    Non-interest expense                       $     7,856    $     9,023    $     8,210    $     8,729    $     8,707
    Net income                                 $     5,640    $     2,571    $     5,369    $     4,879    $     5,442
    Basic earnings per share                   $      0.32    $      0.15    $      0.31    $      0.28    $      0.32
    Diluted earnings per share                 $      0.32    $      0.15    $      0.31    $      0.28    $      0.31
    Average shares outstanding                  17,222,943     17,282,699     17,337,452     17,498,000     17,426,995
    Average diluted shares outstanding          17,274,577     17,366,349     17,411,942     17,593,705     17,562,768

PERFORMANCE RATIOS
    Return on average assets                          1.38%          0.64%          1.37%          1.26%          1.40%
    Return on average common equity                  14.45%          6.45%         14.08%         12.72%         13.98%

    Base Margin                                       3.20%          3.32%          3.27%          3.30%          3.49%
    FTE Adjustment                                    0.14%          0.14%          0.15%          0.15%          0.17%
    Loan Fees                                         0.11%          0.15%          0.17%          0.17%          0.19%
                                               -----------    -----------    -----------    -----------    -----------
    FTE Net Interest Margin                           3.45%          3.61%          3.59%          3.62%          3.85%

    Efficiency ratio                                 45.10%         43.09%         49.98%         51.76%         47.47%
    Full-time equivalent employees                     413            421            423            404            396

CAPITAL
    Average equity to average assets                  9.54%          9.88%          9.72%          9.92%         10.04%
    Book value per share                       $      8.84    $      8.93    $      9.09    $      8.79    $      8.89
    Cash dividend per share                    $      0.17    $      0.17    $      0.16    $      0.16    $      0.16

ASSET QUALITY
    Loan Charge-Offs                           $     1,423    $     4,575    $       698    $     2,644    $     2,451
    Loan Recoveries                            $       877    $       465    $       633    $       559    $       376
                                               -----------    -----------    -----------    -----------    -----------
    Net Charge-Offs                            $       546    $     4,110    $        65    $     2,085    $     2,075

    Allowance for loan and lease losses        $    12,885    $    12,565    $    12,575    $    12,040    $    13,800

    Nonaccrual Loans                           $    16,212    $    14,872    $    27,990    $    27,625    $    29,015
    Loans 90 days past due                     $       101    $       100    $        48    $       101    $       230
    Restructured loans                         $     1,813    $     2,731    $     2,035    $     2,041    $     3,715
                                               -----------    -----------    -----------    -----------    -----------
          Total nonperforming loans            $    18,126    $    17,703    $    30,073    $    29,767    $    32,960
    Other real estate owned                    $     8,336    $     8,894    $     5,068    $     6,370    $     6,958
    Nonperforming investment securities        $        --    $        --    $        --    $        --    $        --
                                               -----------    -----------    -----------    -----------    -----------
          Total nonperforming assets           $    26,462    $    26,597    $    35,141    $    36,137    $    39,918

    Net loan charge-offs to average loans             0.22%          1.70%          0.03%          0.89%          0.87%
    Allowance for losses to total loans               1.30%          1.29%          1.30%          1.28%          1.46%
    Nonperforming assets to Gross Loans               2.67%          2.73%          3.63%          3.84%          4.22%
    Nonperforming assets to total assets              1.61%          1.65%          2.22%          2.33%          2.57%
    Allowance to nonperforming assets                48.69%         47.24%         35.78%         33.32%         34.57%

END OF PERIOD BALANCES
    Loans and leases                           $   989,311    $   972,936    $   966,935    $   940,155    $   945,881
    Total earning assets                       $ 1,528,017    $ 1,507,371    $ 1,492,957    $ 1,459,091    $ 1,465,322
    Total assets                               $ 1,638,836    $ 1,610,286    $ 1,583,433    $ 1,551,607    $ 1,552,279
    Deposits                                   $ 1,184,710    $ 1,145,411    $ 1,106,180    $ 1,099,393    $ 1,100,711
    Interest Bearing Liabilities               $ 1,298,094    $ 1,295,735    $ 1,260,731    $ 1,243,904    $ 1,237,742
    Shareholders' equity                       $   152,099    $   154,219    $   157,140    $   153,618    $   155,346
    Total Shares Outstanding                    17,197,116     17,272,923     17,285,950     17,472,389     17,465,839

AVERAGE BALANCES
    Loans and leases                           $   977,770    $   969,498    $   953,503    $   949,978    $   948,628
    Total earning assets                       $ 1,523,391    $ 1,499,601    $ 1,479,798    $ 1,475,802    $ 1,454,891
    Total assets                               $ 1,623,118    $ 1,600,591    $ 1,572,992    $ 1,567,950    $ 1,538,860
    Deposits                                   $ 1,163,964    $ 1,139,831    $ 1,104,715    $ 1,117,572    $ 1,079,610
    Interest Bearing Liabilities               $ 1,299,820    $ 1,279,137    $ 1,259,412    $ 1,253,664    $ 1,229,373
    Shareholders' equity                       $   154,857    $   158,097    $   152,934    $   155,580    $   154,428

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
--------------------------------------------------------------------------------


                                                 QUARTER ENDED DECEMBER 31,
Dollars in thousands (except per share data)       2005            2004
---------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                       $16,983          $15,259
Interest on investment securities-
         Tax-exempt                                1,272            1,355
         Taxable                                   5,396            4,527
Interest on federal funds sold                        29                8
---------------------------------------------------------------------------
               Total interest income              23,680           21,149
---------------------------------------------------------------------------

INTEREST EXPENSE
Interest on deposits                               6,955            4,353
Interest on borrowed funds                         4,039            3,342
---------------------------------------------------------------------------
               Total interest expense             10,994            7,695
---------------------------------------------------------------------------

NET INTEREST INCOME                               12,686           13,454
PROVISION FOR LOAN LOSSES                            866              691
---------------------------------------------------------------------------

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                         11,820           12,763
---------------------------------------------------------------------------

OTHER INCOME
Income from wealth management services             1,112            1,058
Service charges and other fees                     1,502            1,403
Net gain (loss) on sales of securities                22              451
Origination fees on mortgage loans sold              129              118
Bank Owned Life Insurance income                     276              244
Other                                                615              519
---------------------------------------------------------------------------
               Total other income                  3,656            3,793
---------------------------------------------------------------------------

OTHER EXPENSES
Salaries and employee benefits                     4,333            4,690
Occupancy expense                                    813              837
Other                                              2,710            3,180
---------------------------------------------------------------------------
               Total other expenses                7,856            8,707
---------------------------------------------------------------------------

INCOME BEFORE PROVISION
FOR INCOME TAXES                                   7,620            7,849
PROVISION FOR INCOME TAXES                         1,980            2,407
---------------------------------------------------------------------------
NET INCOME                                       $ 5,640          $ 5,442
---------------------------------------------------------------------------

BASIC EARNINGS PER COMMON SHARE                  $  0.32          $  0.32
---------------------------------------------------------------------------

DILUTED EARNINGS PER COMMON SHARE                $  0.32          $  0.31
---------------------------------------------------------------------------

DIVIDENDS DECLARED PER COMMON SHARE              $  0.17          $  0.16
---------------------------------------------------------------------------

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
--------------------------------------------------------------------------------


                                                     YEAR ENDED DECEMBER 31,
Dollars in thousands (except per share data)         2005               2004
-----------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                         $64,578            $57,660
Interest on investment securities-
         Tax-exempt                                  5,036              5,613
         Taxable                                    19,864             16,420
Interest on federal funds sold                         217                 10
-----------------------------------------------------------------------------
               Total interest income                89,695             79,703
-----------------------------------------------------------------------------

INTEREST EXPENSE
Interest on deposits                                23,578             14,923
Interest on borrowed funds                          15,005             12,075
-----------------------------------------------------------------------------
               Total interest expense               38,583             26,998
-----------------------------------------------------------------------------

NET INTEREST INCOME                                 51,112             52,705
PROVISION FOR LOAN LOSSES                            6,166              2,491
-----------------------------------------------------------------------------

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                           44,946             50,214
-----------------------------------------------------------------------------

OTHER INCOME
Income from wealth management services               4,244              3,746
Service charges and other fees                       5,833              5,476
Net gain on sales of securities                        295                567
Origination fees on mortgage loans sold                666                578
Bank Owned Life Insurance income                     1,100              1,371
Other                                                2,311              2,038
-----------------------------------------------------------------------------
               Total other income                   14,449             13,776
-----------------------------------------------------------------------------

OTHER EXPENSES
Salaries and employee benefits                      18,248             18,109
Occupancy expense                                    3,320              3,029
Other                                               12,250             11,478
-----------------------------------------------------------------------------
               Total other expenses                 33,818             32,616
-----------------------------------------------------------------------------

INCOME BEFORE PROVISION
FOR INCOME TAXES                                    25,577             31,374
PROVISION FOR INCOME TAXES                           7,118              8,775
-----------------------------------------------------------------------------
NET INCOME                                         $18,459            $22,599
=============================================================================


BASIC EARNINGS PER COMMON SHARE                    $  1.06            $  1.30
=============================================================================

DILUTED EARNINGS PER COMMON SHARE                  $  1.06            $  1.29
=============================================================================

DIVIDENDS DECLARED PER COMMON SHARE                $  0.66            $  0.62
=============================================================================

                               MBT FINANCIAL CORP.
                     CONSOLIDATED BALANCE SHEETS - UNAUDITED
--------------------------------------------------------------------------------

                                                   DECEMBER 31,    DECEMBER 31,
Dollars in thousands                                   2005            2004
-------------------------------------------------------------------------------
ASSETS
Cash and Cash Equivalents
   Cash and due from banks                          $    32,330     $    20,540
   Federal funds sold                                     5,000          14,000
-------------------------------------------------------------------------------
      Total cash and cash equivalents                    37,330          34,540

Securities - Held to Maturity                            76,467          84,141
Securities - Available for Sale                         444,021         408,353
Federal Home Loan Bank stock - at cost                   13,221          12,947
Loans held for sale                                         434             778
Loans - Net                                             975,992         931,303
Accrued interest receivable and other assets             28,488          22,895
Bank Owned Life Insurance                                36,252          35,152
Premises and Equipment - Net                             26,631          22,170
-------------------------------------------------------------------------------
      Total assets                                  $ 1,638,836     $ 1,552,279
===============================================================================

LIABILITIES
Deposits:
   Non-interest bearing                             $   178,116     $   149,469
   Interest-bearing                                   1,006,594         951,242
-------------------------------------------------------------------------------
      Total deposits                                  1,184,710       1,100,711

Federal Home Loan Bank advances                         256,500         256,500
Federal funds purchased                                      --              --
Repurchase agreements                                    35,000          30,000
Interest payable and other liabilities                   10,527           9,722
-------------------------------------------------------------------------------
      Total liabilities                               1,486,737       1,396,933
-------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Common stock (no par value)                                  --              --
Additional paid-in capital                               14,417          19,806
Retained Earnings                                       142,685         135,647
Accumulated other comprehensive income                   (5,003)           (107)
-------------------------------------------------------------------------------
      Total stockholders' equity                        152,099         155,346
-------------------------------------------------------------------------------
      Total liabilities and stockholders' equity    $ 1,638,836     $ 1,552,279
===============================================================================